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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) February 10, 1997
                                                      -----------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


     1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408
       (Address of principal executive offices, including zip code)


                             (501) 521-1141
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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
Item 5.

Other Events

     Reference is made to the press release issued February 10, 1997, filed herewith as Exhibit 1, announcing the operating results of the registrant for 1996.



Item 7.(c)

Exhibits                                                           Reference

     (1)  Press release dated February 10, 1997                    p. 3 - 7










                                  SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 SOUTHWESTERN ENERGY COMPANY
                                                 ---------------------------
                                                          (Registrant)


DATE: February 11, 1997                         BY:        /s/ GREG D. KERLEY
     ------------------                               ------------------------
                                                        Greg D. Kerley
                                                Vice President -- Treasurer and
                                                           Secretary